UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 5, 2016 (September 29, 2016)

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On October 5, 2016, Arbor Realty Trust, Inc., a Maryland corporation (the “Company”) completed the issuance and sale of $75.0 million aggregate principal amount of its 6.50% Convertible Senior Notes due 2019 (the “Notes”) pursuant to an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Arbor Realty Limited Partnership, a Delaware limited partnership, and J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”), whereby the Company agreed to sell to the Underwriters and the Underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the Notes.  In addition, the Company granted the Underwriters the right to purchase, exercisable within a 30-day period, up to an additional $11.25 million aggregate principal amount of the Notes solely to cover over-allotments.

The Notes will be senior unsecured obligations of the Company, bear interest at a rate equal to 6.50% per year, payable semiannually in arrears on April 1 and October 1 of each year, beginning on April 1, 2017 and will mature on October 1, 2019 (the “Maturity Date”), unless earlier converted or repurchased.  The Company will not have the right to redeem the Notes prior to maturity and no sinking fund is provided for the Notes. The Notes will be convertible prior to July 1, 2019 upon the satisfaction of certain conditions and at any time on or after July 1, 2019 until the business day preceding the Maturity Date. The Company may settle conversions in cash, shares of the Company’s common stock or a combination thereof, at the Company’s election.

The conversion rate will initially equal 119.3033 shares of common stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of approximately $8.38 per share of common stock, representing an approximate 10% conversion premium based on the closing price of the Company’s common stock of $7.62 per share on September 29, 2016.  The conversion rate will be subject to adjustment upon the occurrence of certain specified events. In addition, following certain corporate events that occur prior to the Maturity Date, the Company will increase the conversion rate for a holder who elects to convert its Notes in connection with such a corporate event in certain circumstances.

If the Company undergoes a fundamental change (as defined in the Supplemental Indenture), holders may require the Company to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The net proceeds to the Company from the sale of the Notes, after deducting the underwriters’ discounts and commissions and estimated offering expenses, are expected to be approximately $71.8 million (or approximately $82.6 million if the Underwriters’ over-allotment option is exercised in full). The Company intends to use the net proceeds of the offering of the Notes to make investments relating to its business and for general corporate purposes.

The Notes were issued under the base indenture, dated as of May 12, 2014, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a second supplemental indenture (the “Supplemental Indenture”), dated as of October 5, 2016, between the Company and the Trustee with respect to the Notes.

The offer and sale of the Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to a registration statement on Form S-3 (File No. 333-212554) under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the Notes are described in a prospectus supplement filed by the Company with the Commission on September 30, 2016 pursuant to Rule 424(b)(5) under the Securities Act.

Copies of the Underwriting Agreement, the Supplemental Indenture and the form of the Notes are attached hereto as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.  The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement, the Supplemental Indenture and the form of the Notes. The legal opinions of Skadden, Arps, Slate, Meagher & Flom LLP and Venable LLP relating to the legality of the Notes are attached as Exhibit 5.1 and Exhibit 5.2, respectively, to this Current Report on Form 8-K.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit Number	Exhibit
1.1

Underwriting Agreement, dated September 29, 2016, by and among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership and J.P. Morgan Securities LLC, as the representative of the several underwriters named therein

4.1	Second Supplemental Indenture, dated as of October 5, 2016, between Arbor Realty Trust, Inc. and U.S. Bank National Association, as trustee

4.2	Form of 6.50% Convertible Senior Notes due 2019 (attached as Exhibit A to the Second Supplemental Indenture filed as Exhibit 4.1 hereto)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to the legality of the Notes

5.2	Opinion of Venable LLP with respect to the legality of the Notes

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to certain tax matters

12.1	Computation of Ratios of Earnings to Fixed Charges

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: October 5, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit
1.1

Underwriting Agreement, dated September 29, 2016, by and among Arbor Realty Trust, Inc., Arbor Realty Limited Partnership and J.P. Morgan Securities LLC, as the representative of the several underwriters named therein

4.1	Second Supplemental Indenture, dated May 12, 2014, between Arbor Realty Trust, Inc., as issuer, and U.S. Bank National Association, as trustee

4.2	Form of 6.50% Convertible Senior Note due 2019 (attached as Exhibit A to the Second Supplemental Indenture filed as Exhibit 4.1 hereto)

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to the legality of the Notes

5.2	Opinion of Venable LLP with respect to the legality of the Notes

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to certain tax matters

12.1	Computation of Ratios of Earnings to Fixed Charges

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)